Exhibit 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER;
FIRST AMENDMENT TO FEE LETTER
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER; FIRST AMENDMENT TO FEE LETTER (this “Agreement”) is entered into as of July 19, 2019 by and among TELOS CORPORATION, a Maryland corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and ENLIGHTENMENT CAPITAL SOLUTIONS FUND II, L.P., a Delaware limited partnership, as Agent (in such capacity, the “Agent”).  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.
RECITALS
A. A Credit Agreement dated as of January 25, 2017 (as amended or modified from time to time, the “Credit Agreement”) has been entered into by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent.
B. The Borrower has requested that the Agent waive any actual or potential non-compliance with (i) the Consolidated Leverage Ratio financial covenant in Section 7.15(a) of the Credit Agreement for the fiscal quarter ending June 30, 2019, and (ii) the Consolidated Fixed Charge Coverage Ratio financial covenant in Section 7.15(c) for the fiscal quarter ending June 30, 2019 (the “Specified Events”).
C. The Borrower has requested that the Lenders waive any actual or potential non-compliance with the applicable provisions of the Credit Agreement (including any related Default or Event of Default) arising from the Specified Events and make certain modifications to the Credit Agreement.
D. The Borrower has requested, and certain Lenders have agreed to make to the Borrower, a Fourth Amendment Loan in the principal amount of $5,000,000 on the terms and conditions set forth herein and in the Credit Agreement as amended hereby.
E. The Borrower and the Required Lenders have agreed to the requested waiver and amendments as provided herein on the terms and conditions set forth below.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Estoppel, Acknowledgement and Reaffirmation.  The Loan Parties hereby acknowledge and agree that, as of the date hereof, the outstanding principal balance due under the Loan Documents, including the PIK Amount as of June 30, 2019, is $11,000,000, which amount constitutes a valid and binding obligation of the Borrower to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind (it being understood and agreed that any applicable Default Rate shall be deemed waived by the Agent and the Lenders effective upon, and subject to, the effectiveness of this Agreement pursuant to Section 5).  Each of the Loan Parties hereby (a) acknowledges that the Specified Events have not previously been waived by the Lenders and (b) acknowledges its Obligations under the Loan Documents.

2. Waiver.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby waive any actual or potential non-compliance with the applicable provisions of the Credit Agreement (including  any related Default or Event of Default) arising from the Specified Events; provided that the foregoing waiver shall not be deemed to otherwise modify or affect the Obligations of the Borrower to comply with each and every Obligation under the Credit Agreement (as amended hereby) and the other Loan Documents.  This waiver is a one-time waiver and shall not be construed to be a waiver of any other Default or Event of Default that may currently exist or occur hereafter.
3. Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, from and after the date hereof the Credit Agreement is hereby amended as follows:
(a) The following definitions are hereby added in alphabetical order to Section 1.01 of the Credit Agreement (Defined Terms):
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of July 19, 2019, by and among the Borrower, the Lenders party thereto and the Agent.
“Fourth Amendment Effective Date” has the meaning provided in Section 2.01(a)(ii).
“Fourth Amendment Loans” has the meaning provided in Section 2.01(a)(ii).
(b) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement (Defined Terms) is amended by inserting the following parenthetical into subsection (ii) following “scheduled” and immediately preceding “cash interest”:
(or, in the case of the Porter Subordinated Debt, optional)
(c) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement (Defined Terms) is amended to read as follows:
“Maturity Date” means January 15, 2021.
(d) The table in the definition of “Prepayment Price” in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety with the following table:
Period	Prepayment Price Percentage
Closing Date through January 25, 2018	104% plus the Make-Whole Amount
January 26, 2018 through January 25, 2019	104%
January 26, 2019 through January 25, 2020	102%
January 26, 2020 through October 14, 2020	101%
October 15, 2020 through Maturity Date	100%

(e) The last sentence of the definition of “Prepayment Price” in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read:
“Notwithstanding anything to the contrary in the foregoing, the Prepayment Price shall be at par (i.e. a Prepayment Price Percentage of 100%) with respect to up to $5,000,000 in Principal attributable to the Fourth Amendment Loans.”
(f) Section 2.01(a) of the Credit Agreement (Loans and Warrants) is amended in its entirety to read as follows:
(a) The Loans.
(i) On the Closing Date, certain of the Lenders made Loans to the Borrower in the initial aggregate principal amount of ELEVEN MILLION DOLLARS ($11,000,000) (the “Closing Date Loans”) in the original principal amount set forth for such Lender on Schedule 2.01(i).
(ii) Subject to the terms and conditions set forth herein and in the Fourth Amendment, each applicable Lender agrees to make loans to the Borrower in Dollars on the date on which each of the conditions precedent set forth in Section 5 of the Fourth Amendment has been satisfied, assuming satisfaction or waiver by 1:00 p.m. Eastern time, or at such other time and date as may be mutually agreed upon by the Borrower and the Lenders (the “Fourth Amendment Effective Date”), in the applicable amounts set forth on Schedule 2.01(ii) (the “Fourth Amendment Loans”; and together with the Closing Date Loans, the “Loans”).  The aggregate principal amount of the Fourth Amendment Loans to be made by on the Fourth Amendment Effective Date is FIVE MILLION DOLLARS ($5,000,000).
(iii) Each such Loan shall mature on the Maturity Date and shall bear interest on the unpaid balance thereof, from the Closing Date until the Principal shall have become paid in full, at the rate specified in Article III.
(g) Clauses (a) through (d-1) of Section 7.15 of the Credit Agreement (Financial Covenants) are amended in their entirety to read as follows:
(a) (i) Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio, as shall be calculated at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2017, to be greater than the ratio set forth below opposite the applicable period in which such fiscal quarter end occurs:
Fiscal Quarters Ended	Maximum Consolidated Leverage Ratio
September 30, 2019	4.00:1.00
December 31, 2019	3.25:1.00
March 31, 2020 through Maturity Date	2.75:1.00

(ii) Consolidated Senior Leverage Ratio.  Upon and during the continuance of any Alternate Rate Event with respect to an Alternate Senior Credit Facility, permit the Consolidated Senior Leverage Ratio, as shall be calculated at the end of each fiscal quarter, commencing with the fiscal quarter during which such Alternate Rate Event occurs, to be greater than 3.00:1.00.

(b) Consolidated Capital Expenditures.  Make or commit to make Consolidated Capital Expenditures during any twelve-month period, as shall be calculated at the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 2017, to be greater than the amount set forth below opposite the applicable period in which such fiscal quarter end occurs:

Fiscal Quarters Ended	Maximum Consolidated Capital Expenditures
September 30, 2019 through Maturity Date	$2,000,000

(c)
Minimum Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, as shall be calculated at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2017, to be less than the ratio set forth below opposite the applicable period in which such fiscal quarter end occurs:

Fiscal Quarters Ended	Minimum Fixed Charge Coverage Ratio
December 31, 2019	1.10:1.00
March 31, 2020 through Maturity Date	1.20:1.00

(d) Minimum Consolidated Revenue.  Permit revenue for the Borrower and its Subsidiaries on a consolidated basis, all as determined in accordance with GAAP, to be less than the amount set forth below opposite the applicable period in which such fiscal quarter end occurs, in each case for the twelve month period then ended:

Fiscal Quarters Ended	Minimum Consolidated Revenue
March 31, 2018	$110,000,000
June 30, 2018	$120,000,000
September 30, 2018	$130,000,000
December 31, 2018	$140,000,000

(d-1) Minimum Consolidated Net Working Capital.  Permit net working capital for the Borrower and its Subsidiaries on a consolidated basis, all as determined in accordance with GAAP (but excluding, for purposes hereof, (i) the Loans, (ii) the Porter Subordinated Debt, (iii) any subsequent loans permitted hereunder from Mr. John R.C. Porter and/or his affiliated entities which are subordinate to the Loans and with maturity dates that are at least six months after the Maturity Date, and (iv) all lease obligations, to be less than the amount set forth below opposite the applicable period in which such fiscal quarter end occurs:

Fiscal Quarters Ended	Minimum Consolidated Net Working Capital
September 30, 2019 and December 31, 2019	$0
March 31, 2020 through Maturity Date	$1,000,000

(h) Schedule 2.01 is amended and restated to read as set forth on Exhibit A.
4. Amendments to Fee Letter.
(a) Section 1 of the Fee Letter (Upfront Fee) is amended by adding the following new sentences thereto, at the end of the existing paragraph:
The Borrower will pay to Enlightenment an aggregate upfront fee equal to $110,000, representing 2.2% of the full principal amount of the Fourth Amendment Loans funded on the Fourth Amendment Effective Date (the “Fourth Amendment Upfront Fee”).  The Fourth Amendment Upfront Fee shall be for structuring, arranging and providing the Fourth Amendment Loans and shall be fully earned, due and payable in full on the Fourth Amendment Effective Date.  The Borrower hereby agrees that the Fourth Amendment Upfront Fee payable may be netted from the aggregate amount of the Fourth Amendment Loans disbursed to the Borrower on the Fourth Amendment Effective Date.
(b) Section 3 of the Fee Letter (Exit Fee) is amended by replacing the reference to “$825,000” therein with a reference to “$1,200,000”.
5. Condition Precedent to Effectiveness.  The amendments to the Credit Agreement and the Fee Letter set forth herein shall be deemed effective once:
(a) The Agent has received (i) duly executed counterparts of this Agreement from the Loan Parties, the Required Lenders, the Lenders providing the Fourth Amendment Loans and the Agent and (ii) a certificate of the secretary or other officer of the Borrower (x) attaching resolutions of the Borrower authorizing the Fourth Amendment Loans and (y) certifying that the Borrower’s organizational documents have not been modified since the Closing Date (or attaching and certifying to the Borrower’s updated organizational documents); and.
(b) The Borrower shall have paid (i) the Fourth Amendment Upfront Fee specified in the Fee Letter (as amended hereby) and (ii) all reasonable out-of-pocket costs and expenses of the Agent or the Lenders (including without limitation the reasonable fees, costs and expenses of Moore & Van Allen PLLC, as counsel to the Agent) in connection with this Agreement or otherwise due and payable pursuant to the Loan Documents.
6. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agent and the Lenders that, upon giving effect to this Agreement, (a) no Default or Event of Default exists and (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they are made as of an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

7. Ratification of Credit Agreement and other Loan Documents.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Agreement.  Except as herein specifically agreed, the Credit Agreement and each other Loan Document is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
8. Affirmation of Liens and Guarantees.  (i) Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests and (ii) each Guarantor affirms its Guarantee under Article XI of the Credit Agreement.
9. Authority/Enforceability.  Each Loan Party hereby represents and warrants as follows:
(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)
This Agreement has been duly executed and delivered by each Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by each Loan Party of this Agreement other than those obtained on or before the date hereof and those which, if not obtained, delivered or filed (as the case may be) could not reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance by each Loan Party of this Agreement does not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of each Loan Party or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to the Borrower except as could not reasonably be expected to have a Material Adverse Effect.

10. Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Agent.
11. Counterparts/Telecopy/E-mail.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts by telecopy or electronic mail shall be effective as an original.
12. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13. Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.
14. Release.  In consideration of the willingness of the Agent and the Lenders to enter into this Agreement, each Loan Party hereby releases and forever discharges each of the Agent and the Lenders (including its predecessors, successors and assigns) and its affiliates, and each of their respective officers, employees, representatives, agents, counsel and directors (each, a “Lender Party”), from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent related to the Loan Documents or the loan transactions described therein (collectively, the “Released Claims”), which Released Claims relate to any act or omission by any Lender Party that occurred on or prior to the date hereof, except to the extent any such Released Claim results from any Lender Party’s willful misconduct as finally determined by a court of competent jurisdiction.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Borrower:	TELOS CORPORATION
a Maryland corporation
	By:	/s/ Jefferson V. Wright
	Name:	Jefferson V. Wright
	Title:	EVP, General Counsel

GUARANTORS:	UBIQUITY.COM, INC., a Delaware corporation
	By:	/s/ Jefferson V. Wright
	Name:	Jefferson V. Wright
	Title:	Executive Vice President

XACTA CORPORATION, a Delaware corporation
	By:	/s/ Jefferson V. Wright
	Name:	Jefferson V. Wright
	Title:	Executive Vice President

TELOWORKS, INC., a Delaware corporation
	By:	/s/ David S. Easley
	Name:	David S. Easley
	Title:	President, Treasurer

Agent and Lender:	ENLIGHTENMENT CAPITAL SOLUTIONS FUND II, L.P., as Agent and as a Lender
	By:	/s/ Devin Talbott
	Name:	Devin Talbott
	Title:	Managing Partner

Lenders:	ENLIGHTENMENT CAPITAL SOLUTIONS FUND SPV I, L.P., in its capacity as a Lender
	By:	/s/ Devin Talbott
	Name:	Devin Talbott
	Title:	Managing Partner

ENLIGHTENMENT CAPITAL SOLUTIONS FUND II - NQ, L.P., in its capacity as a Lender
	By:	/s/ Devin Talbott
	Name:	Devin Talbott
	Title:	Managing Partner

ENLIGHTENMENT CAPITAL SOLUTIONS FUND I, L.P., in its capacity as a Lender
	By:	/s/ Devin Talbott
	Name:	Devin Talbott
	Title:	Managing Partner

Exhibit A

SCHEDULE 2.01(i)
CLOSING DATE LOAN ALLOCATIONS; WARRANTS
Name of Lender	Name in which to Register Loans	Principal Amount of Loans	Number of Shares Covered by Warrant	Value of Warrant	Issue Price for Loans	Total Purchase Price
Enlightenment Capital Solutions Fund II, L.P.	Same	$9,581,100	988,842.975	$0.00	$9,581,100	$9,581,100
Enlightenment Capital Solutions Fund SPV I, L.P.	Same	$1,334,000	137,679.027	$0.00	$1,334,000	$1,334,000
Enlightenment Capital Solutions Fund II - NQ, L.P.	Same	$84,900	8,762.331	$0.00	$84,900	$84,900

SCHEDULE 2.01(ii)
FOURTH AMENDMENT LOAN ALLOCATIONS

Name of Lender	Name in which to Register Loans	Principal Amount of Loans
Enlightenment Capital Solutions Fund II, L.P.	Same	$2,102,272.73
Enlightenment Capital Solutions Fund SPV I, L.P.	Same	$606,363.64
Enlightenment Capital Solutions Fund II - NQ, L.P.	Same	$18,636.36
Enlightenment Capital Solutions Fund I, L.P.	Same	$2,272,727.27